EXHIBIT 23.3

Independent Auditors’ Consent

The Board of Directors

Global Nutrition Solutions, Inc.:

We consent to the use of our report included herein and to the reference to our firm under the heading “Experts” in the prospectus.

/s/ KPMG LLP

Minneapolis, Minnesota

April 5, 2004